                                                                      Exhibit 25


                        POWER OF ATTORNEY


          The undersigned director of W. R. GRACE & CO. ("Company") hereby appoints BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


     /s/ G. C. Dacey                    /s/ R. C. Macauley
     /s/ E. W. Duffy                    /s/ R. Milliken
     /s/ H. A. Eckmann                  /s/ J. E. Phipps
     /s/ C. H. Erhart, Jr.              /s/ J. A. Puelicher
     /s/J. P. Grace                     /s/ E. W. Pyne
     /s/ R. H. Grierson                 /s/ D. W. Robbins, Jr.
     /s/ C. L. Hampers                  /s/G. S. Vance
     /s/T. A. Holmes                    /s/D. L. Yunich
     /s/G. J. Humphrey
     /s/G. P. Jenkins





Dated:  March 28, 1994

                        POWER OF ATTORNEY


          The undersigned, President and Chief Executive Officer (Principal Executive Officer) and a director of W. R. GRACE & CO. ("Company"), hereby appoints BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.




                                   /s/    J. P. Bolduc


Dated:  March 28, 1994

                        POWER OF ATTORNEY


          The undersigned, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of W. R. GRACE & CO. ("Company"), hereby appoints RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                    /s/    B. J. Smith



Dated:  March 28, 1994

                        POWER OF ATTORNEY

          The undersigned, Vice President and Controller (Principal Accounting Officer) of W. R. GRACE & CO. ("Company"), hereby appoints BRIAN J. SMITH and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.





                                   /s/    Richard N. Sukenik

Dated:  March 28, 1994